Filed under Rule 497(e) and Rule 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA Morgan Stanley International Equities Portfolio

(the “Portfolio”)

Supplement dated October 22, 2020 to the Portfolio’s Summary Prospectus, Prospectus

and Statement of Additional Information,

each dated May 1, 2020, as supplemented and amended to date

At a meeting held on October 7, 2020, the Board of Trustees (the “Board”) of SunAmerica Series Trust (the “Trust”) approved an amendment to the Subadvisory Agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and Morgan Stanley Investment Management Inc. (“MSIM”) with respect to the Portfolio. The amendment reduces the fees payable by SunAmerica to MSIM under the Subadvisory Agreement and will become effective on November 1, 2020.

At the meeting, the Board also approved an Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) with respect to the Portfolio. Pursuant to the Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee with respect to the Portfolio so that the net advisory fee rate payable by the Portfolio to SunAmerica under the Investment Advisory and Management Agreement with the Trust is equal to 0.80% of the Portfolio’s average daily net assets on the first $250 million, 0.75% of the Portfolio’s average daily net assets on the next $250 million, and 0.70% of the Portfolio’s average daily net assets over $500 million. This Fee Waiver Agreement will become effective on November 1, 2020 and will continue in effect through April 30, 2022. In addition, the Fee Waiver Agreement will automatically terminate upon the termination of the Investment Advisory and Management Agreement with respect to the Portfolio. SunAmerica may not recoup any advisory fees waived with respect to the Portfolio pursuant to the Fee Waiver Agreement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-8670-MIE1.2 (10/20)